

January 2025

NEW SOLUTIONS
IN HUMAN HEALTH AND WELLNESS

www.ImpactBiomedInc.com

IMPACT BIOMEDICAL, INC.



SAFE HARBOR

This presentation contains certain forward-looking statements within the meaning of the federal securities laws. These statements may be made a part of this presentation or by reference to other documents we file with the SEC.

Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words "anticipate," "may," "estimate," "should," "seek," "expect," "plan," "believe," "intend," and similar words, or the negatives of those words, are intended to identify forward-looking statements. Certain statements regarding the following particularly are forward-looking in nature: Future financial performance, market forecasts or projections, projected capital expenditures, our business strategy.

All forward-looking statements are based on our management's beliefs, assumptions, and expectations of our future economic performance, taking into account the information currently available to it. These statements are not statements of historical fact. Forward-looking statements are subject to a number of factors, risks and uncertainties, some of which are not currently known to us, that may cause our actual results, performance, or financial condition to be materially different from the expectations of future results, performance, or financial position. Our actual results may differ materially from the results discussed in forward-looking statements. Factors that might cause such a difference include, but are not limited to, the risks set forth in "Risk Factors" included in our SEC filings.

The specific discussions contained in this presentation about our company include financial projections as well as future estimates and expectations about our company's business. The projections, estimates, and expectations are presented in this presentation only as a guide about future possibilities and do not represent actual amounts or assured events. All the projections and estimates are based exclusively on our company management team's own assessment of its business, the industry in which it works, and the economy at large. Additionally, other operational factors, including capital resources and liquidity, financial condition, fulfillment of contracts and opportunities are also based on an assessment. The actual results may differ significantly from the projections. Potential shareholders should not make an investment decision based solely on our company's projections, estimates, or expectations.

EXECUTIVE SUMMARY



Impact Biomedical Inc. (NYSE American: IBO) **Discovers**, **Confirms**, and **Patents** unique science and technologies with an emphasis on natural and plant-based technologies which can be developed into new offerings in human healthcare and wellness in collaboration with external partners through licensing, co-development, joint ventures, and other relationships.

- De-risked pipeline of assets with **FOUR different platform technologies** in diversified categories ranging from direct-to-consumer products to FDA/EMA regulatory pathway technologies (Linebacker, Equivir, 3F, Laetose)
- Pipeline of technologies fall into three buckets covering FDA/EMA development pathway, consumer wellness brands, and new emerging technologies **providing differentiated product profile**
- Several **near-term milestones across all platform technologies** drives continued progress and constant news flow
- **Proven business model** based on completion of license agreements with ProPhase Labs on both Linebacker and Equivir platform technologies
- Expert management team with **over 5 decades of combined management experience** across all stages of the corporate development lifecycle, from inception, to growth, and finally product launch of multiple profitable businesses

IMPACT BIOMEDICAL, INC.

CORE TECHNOLOGIES

LINEBACKER™

LineBacker is a platform electrophilically enhanced polyphenols to induce potency, efficacy, and bioavailability, without compromising safety standards.

EQUIVIR™

Equivir technology is a novel blend of FDA Generally Recognized as Safe (GRAS) eligible polyphenols that have demonstrated antiviral effects with additional potential applications such as medication or supplements.

3F™

3F (Functional Fragrance Formulation) is a unique formulation of specialized ingredients (e.g., terpenes) from botanical sources with potential application as an insect repellent and an antimicrobial.

Laetose™

Unique combination of multiple sugars independently with inositol, with potential to inhibit the inflammatory and metabolic response of sugar alone.

IMPACT BIOMEDICAL, INC.

LINEBACKER "LB" Core Insights

LINEBACKER

APPLICATIONS / INDICATION

LUNG CANCER
Monotherapy and/or combination therapy.

COLON CANCER
Monotherapy and/or combination therapy.

OTHER APPLICATIONS
Neurology.

What is a Polyphenol?

Polyphenols are a large family of **naturally occurring** phenols. They are abundant in plants and structurally diverse. Polyphenols include phenolic acids, **flavonoids**, tannic acid, and ellagitannin.

Modified Myricetin, a plant derived flavonoid that exhibits strong antioxidant, anti-cancer, anti-diabetic, and anti-inflammatory activities

THERAPEUTIC POTENTIAL*

POLYPHENOLS HEALTH BENEFITS

- CANCER
- NEURONAL DISEASE
- ANTIMICROBIAL
- ANTI-INFLAMMATORY
- CARDIAC DISEASE
- IMMUNITY
- ANTIOXIDANT
- METABOLIC DISORDERS

* Source: ResearchGate

DEVELOPMENT / IP

- **LB-1: Potential Co-therapy (Colon/Lung):**
  - Down regulates PIM (proviral integration site for moloney murine leukemia virus) kinase receptors.
- **Composition and Method Patents**
  - Inflammatory Diseases/Expires May 2036/2037
  - Neurological disorders/Expires May 2029

LINEBACKER'S Efficient Development Pathway

IMPACT BIOMEDICAL, INC.

ProPhase LABS

Partnership with ProPhase Labs (NASDAQ: PRPH)

Global Development & Commercialization Partner:	Oncology	Neurology	Inflammatory Disease

Initial Focus on Solid Tumors, Colon, and Lung Cancers

COMMERCIAL & MARKET POTENTIAL

Lung cancer is leading cause of cancer deaths worldwide: Lung cancer (who.int)

Colon cancer is the second leading cause of cancer deaths worldwide: Colorectal cancer (who.int).

EQUIVIR

APPLICATIONS / INDICATION

OTC Medication Supplement

RX Applications

EQUIVIR™ /G (FLAVONOIDS) At a Glance

IMPACT BIOMEDICAL, INC.

Two Discreet Products With Novel blend of generally recognized as safe (GRAS) polyphenols.

Polyphenol blends:



Myricetin
vegetables, nuts, berries, and tea



Hesperitin
citrus fruits



Piperine
black pepper



Gallic Acid
grapes, sumac, lemons, gallnuts

NATURALLY-SOURCED ORIGIN

DEVELOPMENT / IP

Composition and Method Patents

- Antiviral Infections/Expires Dec 2036.
- Antiviral Infections/Expires Aug 2037.

EQUIVIR™ /G (FLAVONOIDS)
Positive Preliminary Results Highlight Promise

News

ProPhase Labs Announces Preliminary Positive Results for Dietary Supplement Equivir

Commercialisation of Equivir anticipated after second trial is completed

- **Initial 150 patient group**, approximately 46 incidences of upper respiratory viral infections
- 62.3% of the patients in the placebo group acquired a viral infection versus **only 37.7% in Equivir group**
- After 4 days of illness, **only 3% of the Equivir group still had mild symptoms** vs 55% in placebo group
- **No patients in the Equivir group became ill a second time** vs 2 patients in the placebo group had a second respiratory viral infection

https://ir.prophaselabs.com/news-events/press-releases/detail/203/prophase-labs-announces-preliminary-positive-results-for

ProPhase LABS

Global Development & Commercialization Partner: Health Supplement Offering – OTC Upper Respiratory Disorders

COMMERCIAL & MARKET POTENTIAL

17.2 Billion

upper respiratory tract infections worldwide in 2019.

Global burden of upper respiratory infections in 204 countries and territories, from 1990 to 2019 - eClinicalMedicine (thelancet.com)

Full Human Study (n=330) Results Projected for 1H 2025

Impact Biomedical, Inc.

3F FUNCTIONAL FRAGRANCES OVERVIEW

3F

APPLICATIONS / INDICATION

Antiviral

Insect Repellent

What are Terpenes?

Terpenes are highly aromatic compounds that determine the smell of many plants and herbs, such as rosemary and lavender, as well as some animals.

- Suite of "functional fragrances" containing specialized botanical ingredients (e.g., terpenes) with potential application as an antiviral or as an insect repellent (e.g. mosquito).
- Fragrances can also be applied to laundry detergents, shampoos, and lotions to provide additional layers of protection against viruses and mosquitoes.

Potential Benefits*

- Anti-inflammatory
- Anti-oxidant
- Anti-viral
- Anti-diabetic
- Anti-cancer
- Anti-microbial
- Anti-depressant
- Anti-anxiety
- Neuroprotective

DEVELOPMENT / IP

- Pilot studies demonstrating protection from insect bites and duration of effect with purely natural and combination compositions.

Composition and Method Patents:

- Insect Repellent; Insect Repellent DB/Expires 2039/2040.
- Infectious diseases (Japan)/Expires Dec 2039.

* medicalnewstoday.com/articles/what-are-terpenes

3F FUNCTIONAL FRAGRANCES
Development & Commercial Opportunity

IMPACT BIOMEDICAL, INC.

CHEMIA Fragrance & Flavor

- Chemia Corp. St. Louis, MO
- Global Manufacturing & Development Partner.
- **Asset available for immediate partnering/out-licensing.**

Pilot Studies for Insect Repellent Highlighted:

- ✓ Reduced Landings
- ✓ Reduced Bites
- ✓ Reduced Overall Activity

COMMERCIAL & MARKET POTENTIAL

- Vector-borne diseases account for **more than 17% of all infectious diseases**, causing more than 700k deaths annually.
- Malaria is a parasitic infection transmitted by Anopheline mosquitoes. It causes **an estimated 249 MILLION cases globally**, and results in more than 608k deaths every year. Most of the deaths occur in children under the age of 5 years.
- Dengue is the most prevalent viral infection transmitted by Aedes mosquitoes. More than 3.9 billion people in over 132 countries are at risk of contracting dengue, with an estimated **96 million symptomatic cases** and an estimated 40k deaths every year.
- Other viral diseases transmitted by vectors include chikungunya fever, Zika virus fever, yellow fever, West Nile fever, Japanese encephalitis (all transmitted by mosquitoes), tick-borne encephalitis (transmitted by ticks) and Oropouche fever (transmitted by Culicoides flies)
- **Many of vector-borne diseases are preventable through protective measures**

* Vector-borne diseases (who.int)

Laetose™

APPLICATIONS / INDICATION

Sugar Reduction/ Substitute

Dietary Supplement

Therapeutics

IMPACT BIOMEDICAL, INC.

Laetose™ High-Level Snapshot

What is a Inositol?

A form of sugar found in your body, in some foods and as a supplement. Your body needs inositol for the development and growth of cells. Research suggests that inositol may have many potential health benefits. People use it for metabolic syndrome and polycystic ovary syndrome (PCOS), among other health conditions.

- Unique combination of multiple sugars independently with inositol, which demonstrates the ability to inhibit the inflammatory and metabolic response of sugar alone.
- Potentially reduce caloric intake and glycemic index in foods.


BENEFITS OF
INOSITOL
SUPPLEMENTATION

- ✓ Lowering your risk for metabolic syndrome
- ✓ Helping relieve the symptoms of polycystic ovary syndrome (PCOS)
- ✓ Reducing your risk of gestational diabetes and preterm birth
- ✓ Lowering high cholesterol
- ✓ Helping your body better process insulin
- ✓ Potentially relieving the symptoms of depression and other mood disorders

INTELLECTUAL PROPERTY

- Composition and method patents issued in the US and allowed in Japan, and Russia; pending in European Union and China.
- US Patent: "Low Glycemic Sugar Composition" issued, with expiration 2037.

https://my.clevelandclinic.org/health/drugs/25173-inositol

Laetose™
Immediate Development & Partnership Availability



Development Partners

- Manufacturing established
- **Asset immediately available for partnering/out-licensing**

Development Status

Caloric intake and glycemic index studies planned to support commercial label development

COMMERCIAL & MARKET POTENTIAL

U.S. Inflammatory Disease Treatment Market:

Estimated $35B

(source: Precedence Research 2022)

U.S. Refined Sugar Production Market:

Estimated $12B

(source: Knowledge Sourcing Intelligence)

Upcoming Milestones *(FDA/EMA Regulatory Pathway)*

IMPACT BIOMEDICAL, INC.

Timeline	2024			2025						2026
	Oct.	Nov.	Dec.	Jan.	Feb.	Mar.	Q2	Q3	Q4	Q1
Linebacker	Preclinical study anticipated for results in Q1 2025									
Sweet Sense	Targeting partnership / out-licensing agreement by end of Q1 2025									

Linebacker™

Biopharmaceuticals for monotherapy and combination therapy for inflammatory disease, oncology and neurology

Laetose™

Pharmaceuticals for anti-inflammatory and metabolic diseases.

Upcoming Milestones *(Direct-to-consumer)*

IMPACT BIOMEDICAL, INC.

Timeline	2024			2025						2026
	Oct.	Nov.	Dec.	Jan.	Feb.	Mar.	Q2	Q3	Q4	Q1

EQ Equivir: Human study results anticipated in Q1 2025

3F: Targeting partnership / out-licensing agreement by end of Q1 2025

Sweet Sense: Targeting partnership / out-licensing agreement by end of Q1 2025

Equivir™ /G (Flavonoids)

OTC Anti-viral Treatments

3F™ (Functional Fragrance)

- Natural Insect Repellent
- Antimicrobial Treatments

Laetose™

Sugar Substitute/Diet Supplement

IMPACT BIOMEDICAL, INC.

INTELLECTUAL PROPERTY

PATENTS ISSUED AND PATENTS PENDING ACROSS ALL PLATFORMS

39 Issued U.S. *Patents*

50+ *Patents Pending*

LINEBACKER

EQ Equivir

3F FUNCTIONAL FRAGRANCE FORMULA

Sweet Sense

EXECUTIVE OFFICERS



Frank D. Heuszel
Chief Executive Officer

Frank D. Heuszel is the CEO of Impact Biomedical, leveraging deep experience in executive management, finance, and strategic development. Previously holding senior roles in commercial banking, he became CEO of parent company DSS, Inc. in 2019.

He holds a business administration degree from the University of Texas at Austin and a J.D. from South Texas College of Law. His combined financial and legal expertise supports Impact's strategic growth and direction.



Todd Macko
Chief Financial Officer

Todd Macko, CFO of Impact Biomedical, brings over 25 years of expertise in financial management. He joined DSS Inc., Impact's parent company, in 2021 and became CFO in May 2023.

His background includes strengths in financial planning, business process reengineering, and mergers and acquisitions. Macko holds a Bachelor's in Accounting from the Rochester Institute of Technology, underscoring his solid foundation in finance and accounting.



Mark Suseck
Chief Operating Officer

Mark Suseck is the Chief Operating Officer at Impact BioMedical, having joined the company in August 2023. He previously served as COO of DSS BioHealth Holdings and CEO of Vivacitas Oncology, where he led strategic development and clinical operations.

Suseck brings expertise in market strategy and commercialization, helping to scale operations at Impact. He holds an economics degree from Rutgers University and has completed executive training at the University of Michigan's Business School.

BOARD OF DIRECTORS

IMPACT BIOMEDICAL, INC.



Frank D. Heuszel
CEO & Chairman of Board

Frank D. Heuszel has served as President and Director of the Company since August 2020. Mr. Heuszel has served as the Chief Executive Officer of DSS since April 11, 2019, and has extensive expertise in a wide array of strategic, business, turnaround, and regulatory matters across several industries as a result of his executive management, educational, and operational experience. Prior to joining DSS, Mr. Heuszel had a very successful career in commercial banking and has served as Counsel, Director of Special Assets, Credit Officer, Chief Financial Officer and Auditor.



Jason Grady
Board Member

Jason T. Grady serves as the Chief Operating Officer of DSS, Inc., and concurrently holds the position of President at Premier Packaging Corporation, a DSS. Jason is also President and COO of DSS Wealth Management, a mutual fund, RIA, and fixed income broker dealer, and President and COO of BioLife Science, Inc., a health and wellness research and discovery company. Jason holds numerous board positions across various companies within the DSS ecosystem and beyond



Dr. Elise Brownell
Board Member

Dr. Elise Brownell, Ph.D has served as a director of the Company since January 2021. Dr. Brownell has more than 20 years of biotechnology and pharmaceutical project management experience with a proven track record of advancing programs through clinical development. She serves as a Life Sciences entrepreneurial advisor for ASTIA, co-founder of ZephyrBiotech, LLC, and was a founding member, head of project management and senior director of Aerovance, Inc., a venture-backed biotechnology company spun out from Bayer Healthcare.



Melissa Sims, Esq.
Board Member

Melissa Sims has served as a director of the Company since May 2023. Ms. Sims is an Illinois licensed attorney having practiced law since 1995. Following graduation from Northern Illinois University College of Law, Ms. Sims started the general practice of law representing clients in banking, health care, real estate, criminal, dissolution, municipal and probate matters in state and appellate courts. Ms. Sims is an asset to the Board and offers keen insight into matters of importance on behalf of the Company.



Castel Hibbert
Board Member

Castel Hibbert has served as director of the company since September 2023. Mr. Hibbert is originally from Detroit, Michigan and has been in Texas since 1981. He attended Michigan State University where he earned a B.A. degree in Employee Relations and a M.B.A. from the University of Texas-Austin in 1983. He has been involved in corporate banking for 39 years and has held various management, underwriting and line responsibilities. He currently works with upper middle market companies ranging from $75MM - $800MM in annual revenues. Castel Hibbert is EVP and Director in the Commercial Banking Group at Veritex Community Bank.



David Keene
Board Member

David Keene has served as director of the company since September 2023. Mr. Keene joined Unity National Bank in September 2022 as the Chief Credit Officer. Mr. Keene has 44 years of commercial banking experience with progressive responsibilities in all areas of community and regional bank environments. Prior to joining Unity, Mr. Keene was Senior Credit Risk Officer at Community Bank of Texas responsible for providing support to the Chief Credit Officer for review and assessment of loans and monitoring of related risks.



Chris Zimmerman
Board Member

Christian Zimmerman is currently the CFO of Keystone Bank, SSB, a community bank located in Austin, Texas. Christian has over 17 years of experience in roles of increasing responsibility in the banking and financial industry, including Controller and CFO for both public and private banks. Prior to entering the banking sector, Christian worked for a national public accounting firm. Christian earned his Bachelor of Business Administration and Master of Public Accounting degrees from The University of Texas at Austin in 2001 and achieved his CPA certification in 2005.



WHY INVEST IN IMPACT BIOMEDICAL TODAY?

Unique Early-Stage Healthcare Company Leveraging both **Regulatory AND Direct to Consumer (OTC) Pathways**

Proven Business Model with an Experienced Management Team

De-risked opportunity **with FOUR Different Platform Technologies** leveraging co-development and licensing model

Novel Intellectual Property Portfolio spanning across 8 issued patents and over 40 pending patents

Near-term Milestones Across the Entire Portfolio Providing Continuous Updates and Inflection Points

Development Platform Provides **Opportunities Across Emerging Technologies, Driving Long-term Success**

IMPACT BIOMEDICAL, INC.

www.ImpactBiomedInc.com

FOR MORE INFORMATION CONTACT:
FRANK D. HEUSZEL, President & CEO
fheuszel@impactbiomedinc.com / +1 (281) 415-6576